UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        July 28, 2006
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                             SBM Certificate Company
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               (Exact Name of Registrant as Specified in Charter)

          Maryland                       811-6268                52-2250397
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(State of Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


7315 WISCONSIN AVE, SUITE 1250 WEST
BETHESDA, MD                                                        20814
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 301-656-4200



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(a)  Departure of Director. Not applicable.

(b) Departure of Officer. Effective July 24, 2006, Calvin G. Cobb has resigned as the Registrant's Principal Financial and Accounting Officer. The Registrant is currently conducting a search for a replacement. During the interim period, Mr. Cobb will provide financial and accounting services to the Registrant as a consultant on an as-needed basis.

(c)  Appointment of New Officer. Not Applicable.

(d)  Election of New Director. Not applicable





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                            SBM Certificate Company
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                                                 (Registrant)

Date:  July 28, 2005                    By: /s/ Eric M. Westbury
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                                            Eric M. Westbury
                                            Chief Executive Officer









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